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                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549




                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              PLX TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

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
       Delaware                                                94-3008334
(State of incorporation                                     (I.R.S. Employer
  or organization)                                        Identification Number)

          390 Potrero Avenue
        Sunnyvale, California                                     94086
(Address of principal executive offices)                        (Zip Code)
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     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General instruction A.(c) check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General instruction A.(d) check the following box. [x]

     Securities Act Registration Statement file number to which this form relates: 333-71795

Securities to be registered pursuant to Section 12(b) of the Act:
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
        Title of each class                Name of each exchange on which
        to be so registered                each class is to be registered

           Not Applicable                         Not Applicable
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Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock, $0.001 par value
                                (Title of class)

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ITEM 1. Description of Registrant's Securities to Be Registered.

        Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-71795), as originally filed or subsequently amended (the "Registration Statement"), which Registration Statement was filed on February 4, 1999.

ITEM 2. Exhibits.

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
EXHIBIT
NUMBER        DESCRIPTION
-------       ------------
  2.1         Form of Amended and Restated Certificate of Incorporation of
              the Registrant. Incorporated herein by reference to Exhibit
              3.1 of the Registration Statement.

  2.2 Amended and Restated Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.2 of the Registration Statement.
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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                            PLX Technology, Inc.


                            Date: April 2, 1999


                            By: /s/ Scott M. Gibson
                                ------------------------------
                                Scott M. Gibson
                                Vice President, Finance, Chief Financial Officer and Secretary

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                                    EXHIBITS


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
EXHIBIT
NUMBER        DESCRIPTION
-------       ------------
  2.1         Form of Amended and Restated Certificate of Incorporation of
              the Registrant. Incorporated herein by reference to Exhibit
              3.1 of the Registration Statement on Form S-1 (File No.
              333-71795), as originally filed or subsequently amended (the
              "Registration Statement"), which Registration Statement was originally filed on February 4, 1999.

  2.2 Amended and Restated Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.2 of the Registration Statement.
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